UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2023

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1751 River Run, Suite 400

Fort Worth, Texas 76107

(Address of principal executive offices)

(817) 438-6168

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2023, our Board of Directors, or Board, acting on the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Catherine Lee and Michael Patane to serve as directors of TFF Pharmaceuticals, Inc. until our next annual meeting of the stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal. Our Board also appointed Ms. Lee to the Nominating and Corporate Governance Committee of the Board and appointed Mr. Patane to the Compensation Committee of the Board.

In connection with their appointments, and pursuant to our previously disclosed independent director compensation policy, the Compensation Committee of the Board approved the grant of an option to Ms. Lee and Mr. Patane, each, under our 2021 Stock Incentive Plan to purchase 132,442 shares of our common stock at an exercise price of $0.36 per share. The options vest and first become exercisable in 36 equal monthly installments, with the first installment vesting on December 1, 2024 and the remaining installments on the 1st day of the month over the next 35 months. The options have a term of ten years from the date of grant and are otherwise subject to our 2021 Stock Incentive Plan.

We issued separate press releases announcing the appointments of Ms. Lee and Mr. Patane. Those press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits	Method of Filing

The following exhibits are filed with this report:

Exhibit 99.1	Press Release Announcing the Appointment of Catherine Lee to the TFF Board.	Filed Electronically herewith
Exhibit 99.2	Press Release Announcing the Appointment of Michael Patane to the TFF Board.	Filed Electronically herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: December 4, 2023	/s/ Kirk Coleman
Kirk Coleman,
Chief Financial Officer

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